Pursuant Rule 497(e)
Registration Nos. 33-8021
033-6502
002-85370
333-32798
333-11283
333-111662

SUNAMERICA EQUITY FUNDS

SUNAMERICA INCOME FUNDS

SUNAMERICA MONEY MARKET FUNDS, INC.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

SUNAMERICA SERIES, INC.

SUNAMERICA SPECIALTY SERIES

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 7, 2011 to the Statement of

Additional Information (“SAI”) of each Fund, as amended and supplemented to date

Effective June 1, 2011, Katherine Stoner was appointed to serve as Chief Compliance Officer of the Funds, replacing Cynthia Gibbons. Accordingly, all references to Ms. Gibbons in the SAI are hereby deleted. Additionally, the following biographical information relating to Ms. Stoner is hereby inserted in the table in each Fund’s SAI under the heading “Directors and Officers—Officers” or “Trustees and Officers—Officers,” as applicable:

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer

Katherine Stoner Age: 54	Chief Compliance Officer	June 2011 to Present	Vice President, SunAmerica
Asset Management Corp.
(May 2011 to Present);
Vice President, The
Variable Annuity Life
Insurance Company
(“VALIC”) and Western
National Life Insurance
Company (“WNL”) (2006
to Present); Deputy General
Counsel and Secretary,
VALIC and WNL (2007 to
Present); Vice President,
VALIC Financial Advisors,
Inc. and VALIC Retirement
Services Company (2010 to
Present).

				N/A	Director, American General Distributors, Inc. (2006 to 2011).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_ALLFUNDS_7-11